                       SEE RESTRICTIVE LEGEND ON REVERSE SIDE

/        /                  ROSELAND OIL AND GAS, INC.                /       /
             INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

                         50,000,000 SHARES AUTHORIZED
                                 PAR VALUE $.05

                                                           / CUSIP 777429 20 0 /

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF


  Fully Paid and Nonassessable Shares of the Capital Stock, $.05 Par Value, of

                             ROSELAND OIL AND GAS, INC.

          transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

              In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

                JOSEPH T. HOWARD         ROSELAND OIL AND GAS, INC.           WILLIAM G. VANDEVER
                                                CORPORATE
                JOSEPH T. HOWARD                  [SEAL]                      WILLIAM G. VANDEVER
          VICE PRESIDENT & SECRETARY             OKLAHOMA             PRESIDENT, CHAIRMAN OF THE BOARD, CEO

COUNTERSIGNED:
     AMERICAN SECURITIES TRANSFER, INC.
               P.O. Box 1586
         Denver, Colorado 80201

By               [Illegible]
   ---------------------------------------
     TRANSFER AGENT AUTHORIZED SIGNATURE

                                  TRANSFER FEE $20.00


                               ROSELAND OIL AND GAS, INC.

                       TRANSFER FEE: $10.00 PER CERTIFICATE ISSUED




    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  -as tenants in common                             UNIF GIFT MIN ACT-............Custodian.........
    TEN ENT  -as tenants by the entireties                                          (Cust)             (Minor)
    JT TEN   -as joint tenants with right of                            under Uniform Gifts to Minors
              survivorship and not as tenants                           Act ......................
              in common                                                             (State)

   Additional abbreviations may also be used though not in the above list

-------------------------------------------------------------------------------

For Value Received,____________________ hereby, sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER              The shares represented by this Certificate have not been
IDENTIFYING NUMBER OF ASSIGNEE                  registered under the Securities Act of 1933 ("the Act")
 --------------------------------------         and are "restricted securities" as that term is defined in
                                                Rule 144 under the Act. The shares may not be offered for
 --------------------------------------         sale, sold or otherwise transferred except pursuant to an
                                                effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the
                                                availability of which is to be established to the satisfaction of the Company.

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -------------------------



               ----------------------------------------------------------------
               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

-----------------------------------------


The signature(s) should be guaranteed by an eligible institution (Banks, Stockbrokers, Savings and Loan.